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                                                                   EXHIBIT 10.24



                               AGREEMENT BETWEEN
                             PAGEMART INCORPORATED
                                      AND
                     GTE COMMUNICATION SYSTEMS CORPORATION
                                   TO ASSUME
                                      AND
                                AMENDMENT NO. 2
                                       TO
                                RESALE AGREEMENT
                              NUMBER 999999-93-12
                                    BETWEEN
                             PAGEMART INCORPORATED
                                      AND
                            GTE SERVICE CORPORATION

ASSUMPTION

GTE Communication Systems Corporation, acting through its GTE Supply division, for the benefit of itself and the affiliates enumerated in Exhibit D, with offices at 700 Hidden Ridge, Irving, Texas 75038 ("RESELLER") assumes and Pagemart Incorporated. with its principal offices located at 6688 North Central Expressway, Suite 900, Dallas, Texas 75026 ("LICENSOR") accepts its assumption of all rights and obligations of GTE SERVICE CORPORATION as RESELLER in said Agreement Number 999999-93-12 as amended (Agreement).

AMENDMENT

THIS AMENDMENT NO. 2 to Resale Agreement Number 999999-93-12, between RESELLER and LICENSOR shall be effective upon execution by both parties.

NOW, THEREFORE, the parties agree to the following changes for the mutual benefit of both parties.

CHANGE NUMBER 1

Exhibit A, PRICING of the Agreement shall be replaced with Exhibit A, PRICING attached hereto.

CHANGE NUMBER 2

In consideration of the renewal of Resale Agreement Number 999999-93-12 LICENSOR agrees to issue the credits and discounts in, and fulfill the other commitments as detailed in Exhibit B, DISCOUNTS/CREDITS. By accepting the discounts and credits listed in Exhibit B, RESELLER does not represent or guarantee the ordering of any level or amount of Services from LICENSOR or any peculiar status relative to other vendors.

CHANGE NUMBER 3

Exhibit C, AUTHORIZED EQUIPMENT attached hereto shall be added to the Agreement.




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CHANGE NUMBER 4

The following shall be added as Section 32:

         32.     AUTHORIZED EQUIPMENT

                          (a) RESELLER and its Subscribers shall only utilize the Equipment listed in Exhibit C, AUTHORIZED EQUIPMENT in connection with LICENSOR's Services. LICENSOR may revise Exhibit C from time to time upon delivery of written notice to RESELLER at least one hundred eighty (180) days prior to the effective date of such revision. If LICENSOR amends Exhibit C in such a manner whereby previously authorized Equipment is no longer authorized for use on LICENSOR's Paging System, LICENSOR agrees at its sole cost and expense to provide substitute authorized Equipment in exchange for the previously authorized Equipment then utilized by RESELLER's Subscribers.

                          (b) All pagers previously sold by LICENSOR to RESELLER are included in this Agreement, as they all still work on this network.

CHANGE NUMBER 5

Exhibit D, GTE AFFILIATED ENTITIES attached hereto shall be added to the Agreement.

CHANGE NUMBER 6

Exhibit E, REPORTS attached hereto shall be added to the Agreement and LICENSOR agrees to provide such reports to RESELLER.

CHANGE NUMBER 7

The second line of Section 1. TERM shall be changed to read "thereafter until October 31, 2000 unless terminated or modified by..."

CHANGE NUMBER 8

The following shall be added as Section 31.

         31.     SERVICE COMMITMENT

                 *

CHANGE NUMBER 9

Add the following to Section 6, LICENSOR RESPONSIBILITIES





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                 (d)      LICENSOR agrees to provide the monthly reports
                          described in Exhibit E, attached hereto, to RESELLER.

                 (e) LICENSOR shall assume the role of system coordinator for all RESELLER'S terminals. This includes monitoring these terminals for alarms, notifying RESELLER of alarms, scheduling routine maintenance, software upgrades and hardware upgrades.

                 (f) LICENSOR is responsible for keeping RESELLER informed of all necessary updates and maintenance to the degree that it does not affect the RESELLER.

CHANGE NUMBER 10

Add the following to Section 7, RESELLER RESPONSIBILITIES

                 (g) RESELLER is responsible for updating the contact list of people who LICENSOR is to contact if an alarm occurs or routine maintenance is required or upgrades become necessary.

                 (h) RESELLER is responsible for purchasing software, hardware, and spare kits for each terminal owned by RESELLER. RESELLER agrees to reimburse LICENSOR at the rate of $100 per man hour (plus travel expenses) for all software and hardware upgrades and other maintenance that RESELLER approves LICENSOR to perform on their behalf.

                 (i) RESELLER will handle emergency maintenance for service affecting outages on a case by case basis.

CHANGE NUMBER 11

Add the following to Section 10. BILLING

                 (b) LICENSOR shall provide to RESELLER an overcalls invoice by the 10th day of each month.*

                 (c) LICENSOR shall provide to RESELLER a detailed billing statement for airtime services charge by the 15th day of each month.*

                 (d) If the 15th day of the month falls on a weekend the statement will be delivered to RESELLER by 12:00 noon Central Standard Time on the next business day.

Except as specifically modified, amended or supplemented herein, all terms and conditions of Resale Agreement Number 999999-93-12 and its Amendment One shall remain in full force and effect between the parties.





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
RESELLER                                                    LICENSOR
GTE COMMUNICATION SYSTEMS                                   PAGEMART INCORPORATED
CORPORATION

/s/ KEITH HENDERSHOT                                        /s/ DOUGLAS S. GLEN
---------------------------------------------               ---------------------------------------------------
(Signature of Authorized Agent)                             (Signature of Officer)

Keith Hendershot                                            Douglas S. Glen
---------------------------------------------               ---------------------------------------------------
(Printed Name of Officer)                                   (Printed Name of Officer)

Acting Group Manager - Contract Management                  Executive Vice President
---------------------------------------------               ---------------------------------------------------
(Title)                                                     (Title)

Date:  10-2-97                                              Date:   10-2-97
      ---------------------------------------                     ---------------------------------------------


                 APPROVED AS TO FORM AND LEGALITY
                 J.R. SEASTROM
                 ----------------------------------
                 Attorney, GTE Telephone Operations
                 Date:    09-30-97
                       ----------------------------









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